UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2006

                              CYTATION CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                     00114800                  16-0961436
(State  of Incorporation)     (Commission File Number)       (IRS Employer
                                                         Identification  Number)

                4902 EISENHOWER BLVD., SUITE 185, TAMPA, FL 33634
               (Address of Principal Executive Offices) (Zip Code)

                                 (813) 885-5998
              (Registrant's Telephone Number, Including Area Code)


                ------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

[ ] Written  communications pursuant to Rule 425 under the Securities Act (17
    CFR  230.425)

[ ] Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
    CFR  240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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     Unless  otherwise  indicated  or  the  context  otherwise  requires,  all references below in this Report on Form 8-K to "we," "us" and the "Company" are to Cytation Corporation, a Delaware corporation, together with its wholly-owned subsidiaries, DeerValley Acquisitions Corp., a Florida corporation, and Deer Valley Homebuilders, Inc., an Alabama corporation. Specific discussions or comments relating to Cytation Corporation will reference the "Company," those relating to DeerValley Acquisitions Corp. will reference "DVA", and those relating to Deer Valley Homebuilders, Inc. will be referred to as "Deer Valley."

ITEM  1.01   ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On May 26, 2006, Deer Valley entered into a Loan Agreement with Fifth Third Bank (the "Lender") providing for a loan of Two Million and No/100 Dollars ($2,000,000.00) (the "Loan") evidenced by a promissory note and secured by a first mortgage on Deer Valley's properties in Guin, Alabama and Sulligent, Alabama, including the structures and fixtures located thereon, as well as Deer Valley's interest in any lease thereof. The purpose of the loan is to pay off an existing loan from another bank secured by the Guin property and to reduce the outstanding balance on Deer Valley's revolving credit facility with the Lender. The net effect of the reduction in the revolving credit balance is to increase the credit available to the Company for working capital under its revolving facility. The Loan has a term from May 26, 2006 through June 1, 2011 and has a variable interest rate at 2.25% above LIBOR. There is no prepayment penalty. Future advances are available under the Loan Agreement, subject to approval by the Lender. Also on May 26, 2006, the Company and DVA guaranteed the Loan. Should Deer Valley default, thereby triggering acceleration of the Loan, Cytation and DVA would become liable for payment of the Loan.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed with this Form 8-K:

Exhibit No.    Description

10.01          Form of Loan Agreement

10.02          Form of Commercial Promissory Note

10.03 Form of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing

10.04          Form of Guaranty of Loan, Cytation Corp.

10.05          Form of Guaranty of Loan, DeerValley Acquisitions Corp.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYTATION CORPORATION



                                   By:    /s/ Charles G. Masters
                                          ------------------------------------
                                   Name:  Charles G. Masters
                                          ------------------------------------
                                   Title: President, Chief Executive Officer
                                          ------------------------------------
                                   Dated:  June 1, 2006

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